UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5444 Westheimer Road Houston, Texas (Address of principal executive offices)	77056-5306 (Zip Code)

Registrant's telephone number, including area code: (713) 989-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On July 19, 2010, Southern Union Company (the “Company”) issued a press release to announce that Florida Gas Transmission Company, LLC (“FGT”), an affiliate of the Company and El Paso Corporation, has issued $500 million of 5.45% senior notes due July 15, 2020, at an offering price of $99.826 (per $100.00 principal) to yield 5.47% and $350 million of 4.00% senior notes due July 15, 2015, at an offering price of $99.982 (per $100.00 principal) to yield 4.00%.  The offerings were structured as Rule 144A and Regulation S offerings.

The notes have been rated Baa2 by Moody’s Investors Service, Inc. and BBB by Standard & Poor’s Rating Services.  The notes are senior, unsecured general obligations of FGT, ranking pari passu with all of its other senior, unsecured and unsubordinated indebtedness.

FGT will use the net proceeds of approximately $843.9 million from the sale of the senior notes to partially fund its $2.4 billion Phase VIII expansion project and for general corporate purposes, which may include repayment of any of FGT’s outstanding debt.  On July 19, 2010, FGT also issued a notice of its election to redeem on August 19, 2010 its $325 million of 7.625% notes due December 1, 2010.

The full text of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

        Exhibit No.                      Exhibit

99.1	Company’s July 19, 2010 Press Release

This 8-K includes forward-looking statements and projections.  The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release.  Important factors that could cause actual results to differ materially from the projections, anticipated results or other expectations herein are enumerated in the Company’s Securities and Exchange Commission filings.  While the Company makes these statements and projections in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: July 19, 2010	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Vice President - Assistant General Counsel and Secretary

EXHIBIT INDEX

                  Exhibit No.                                     Description

99.1	Company’s July 19, 2010 Press Release